UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2022

Greencity Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39404	n/a
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Eshan Road, Floor 6

Pudong New District, Shanghai China 200120

(Address of Principal Executive Offices, and Zip Code)

(+86) 21-20257919

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share. par value U.S. $0.0001 and one redeemable warrant to purchase one-half ordinary share	GRCYU	The Nasdaq Stock Market LLC
Ordinary Shares, par value U.S. $0.0001	GRCY	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one half ordinary share	GRNVW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 20, 2022, Greencity Acquisition Corporation (“Greencity” or the Company”) filed a report on Form 8-K under Items 5.03, 5.07 and 7.01 to report that at an Extraordinary General Meeting of Shareholders held on April 18, 2022, its shareholders had approved an amendment to its Amended and Restated Memorandum and Articles of Association extending the term of the Company from April 28, 2022 to October 28, 2022. Pursuant to this Amendment No. 1 on Form 8-K/A to Form 8-K, dated April 20, 2022, Item 7.01 is hereby amended.

Item 7.01	Regulation FD Disclosure.

In Item 7.01 to Form 8-K, dated April 20, 2022, the Company reported that in connection with the vote to approve an amendment to its Amended and Restated Memorandum and Articles of Association to extend the date by which Greencity has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses from April 28, 2022 to October 28, 2022 , the holders of 78,050 shares of the Company’s ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.39 per share, for an aggregate redemption amount of $810,939.50. As a result, an amount of $41,013,590.50 remains in the trust account.

In a final report from Continental Stock Transfer and Trust Company, the Company’s transfer agent and trustee to the trust account, has certified that the final redemption price per share was $10.45 resulting in a total final aggregate redemption amount of $816,101.13 and a net balance in the trust account after payment of the aggregate redemption amount of $41,008,428.63.

In addition, the Company’s sponsor made a monthly extension payment of $129,424.35.

The information in this Item 7.01 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

IMPORTANT NOTICES

Greencity’s stockholders may obtain a copy of documents filed with the SEC by Greencity, without charge, at the SEC’s website located at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company's registration statement and prospectus for the offering filed with the U.S. Securities and Exchange Commission ("SEC"). Copies are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Greencity Acquisition Corp.

	By:	/s/ Panyan Yu
	Name:	Panyan Yu
	Title:	Chief Financial Officer

Date: April 26, 2022